                       Effective as of September 28, 2004

VIA FACSIMILE

Energy West, Incorporated
No. 1 First Avenue South
Great Falls, Montana  59401
P.O. Box 2229
Great Falls, Cascade County, Montana  59403-2229
Attention.:       General Counsel
Facsimile:        406.791.7560

         Re:  Limited Consent

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Credit
Agreement dated as of March 31, 2004 (as the same has been amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Energy West, Incorporated, a Montana corporation ("Borrower"),
LaSalle Bank National Association, a national banking association, in its capacity as a "Bank" thereunder and as agent for all such Banks
("Agent"), and each of the other Banks party thereto. Capitalized terms used but not defined herein shall have the meaning set forth in the Credit
Agreement.

     Agent and the Required Banks hereby acknowledge and agree that the audited financial statements required to be delivered pursuant to subsection 10.1.1 of the Credit Agreement with respect to the fiscal year ended June 30, 2004 shall be required to be delivered by October 29, 2004 and not September 28, 2004, as is currently required by the terms of subsection 10.1.1 of the Credit Agreement.
Except as specifically provided in the immediately preceding sentence, such limited consent shall not constitute: (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any document entered into in connection therewith including, without limitation, any Loan
Document, (ii) a waiver, release or limitation upon the exercise by Agent or any Bank of any of its rights, legal or equitable, hereunder or under the
Credit Agreement or any Loan Document or (iii) a course of dealing between or among Borrower, Agent or any Bank. Except as specifically set forth in the first sentence of this paragraph, Agent and each Bank reserve any and all rights and remedies they may have had, have or may have under the Credit
Agreement and each other Loan Document.

         Except as expressly set forth herein, the Loan Documents remain unmodified and in full force and effect.

                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

         Please do not hesitate us in the event you have any questions or concerns.

Very truly yours,

AGENT AND BANK:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association,
as Agent and a Bank

By:      /s/ Meghan Payne
         --------------------------
Name:    Meghan Payne
         --------------------------
Title:   VP
         --------------------------

Acknowledged and accepted as of the year and date first
written above:

ENERGY WEST, INCORPORATED,
a Montana corporation

By:      /s/ John C. Allen
         --------------------------
Name:    John C. Allen
         --------------------------
Title:
         --------------------------

Acknowledged and accepted as of the year and date first
written above:

OTHER LOAN PARTIES:

ENERGY WEST PROPANE, INC.,
a Montana corporation

By:      /s/ John C. Allen
         --------------------------
Name:    John C. Allen
         --------------------------
Title:
         --------------------------

ENERGY WEST RESOURCES, INC.,
a Montana corporation

By:      /s/ James E. Morin
         --------------------------
Name:    James E. Morin
         --------------------------
Title:   President
         --------------------------

ENERGY WEST DEVELOPMENT, INC.,
a Montana corporation

By:      /s/ John C. Allen
         --------------------------
Name:    John C. Allen
         --------------------------
Title:
         --------------------------